N-CSR Exhibit for Item 13(a)(2): SECTION 302 CERTIFICATIONS	EX-99.CERT

I, Martin Small, certify that:

1.

I have reviewed this report on Form N-CSR of iShares Trust for the following twenty-eight series: iShares 10-20 Year Treasury Bond ETF, iShares 1-3 Year Treasury Bond ETF, iShares 20+ Year Treasury Bond ETF, iShares 3-7 Year Treasury Bond ETF, iShares 7-10 Year Treasury Bond ETF, iShares Agency Bond ETF, iShares Broad USD Investment Grade Corporate Bond ETF (Formerly iShares U.S. Credit Bond ETF), iShares California Muni Bond ETF, iShares Core 10+ Year USD Bond ETF, iShares Core 5-10 Year USD Bond ETF, iShares Core U.S. Aggregate Bond ETF, iShares Edge High Yield Defensive Bond ETF, iShares Edge Investment Grade Enhanced Bond ETF, iShares ESG 1-5 Year USD Corporate Bond ETF, iShares ESG U.S. Aggregate Bond ETF, iShares ESG USD Corporate Bond ETF, iShares Government/Credit Bond ETF, iShares iBoxx $ High Yield Corporate Bond ETF, iShares iBoxx $ Investment Grade Corporate Bond ETF, iShares Intermediate Government/Credit Bond ETF, iShares Intermediate-Term Corporate Bond ETF (Formerly iShares Intermediate Credit Bond ETF), iShares Long-Term Corporate Bond ETF (Formerly iShares 10+ Year Credit Bond ETF), iShares MBS ETF, iShares National Muni Bond ETF, iShares New York Muni Bond ETF, iShares Short Treasury Bond ETF, iShares Short-Term Corporate Bond ETF (Formerly iShares 1-3 Year Credit Bond ETF) and iShares Short-Term National Muni Bond ETF;

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.

The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)

Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)

Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.

The registrant’s other certifying officer(s) and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)

All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date:	April 29, 2019	/s/ Martin Small	President (Principal Executive Officer)

		Martin Small [Signature]	[Title]

N-CSR Exhibit for Item 13(a)(2): SECTION 302 CERTIFICATIONS	EX-99.CERT

I, Neal Andrews, certify that:

1.

I have reviewed this report on Form N-CSR of iShares Trust for the following twenty-eight series: iShares 10-20 Year Treasury Bond ETF, iShares 1-3 Year Treasury Bond ETF, iShares 20+ Year Treasury Bond ETF, iShares 3-7 Year Treasury Bond ETF, iShares 7-10 Year Treasury Bond ETF, iShares Agency Bond ETF, iShares Broad USD Investment Grade Corporate Bond ETF (Formerly iShares U.S. Credit Bond ETF), iShares California Muni Bond ETF, iShares Core 10+ Year USD Bond ETF, iShares Core 5-10 Year USD Bond ETF, iShares Core U.S. Aggregate Bond ETF, iShares Edge High Yield Defensive Bond ETF, iShares Edge Investment Grade Enhanced Bond ETF, iShares ESG 1-5 Year USD Corporate Bond ETF, iShares ESG U.S. Aggregate Bond ETF, iShares ESG USD Corporate Bond ETF, iShares Government/Credit Bond ETF, iShares iBoxx $ High Yield Corporate Bond ETF, iShares iBoxx $ Investment Grade Corporate Bond ETF, iShares Intermediate Government/Credit Bond ETF, iShares Intermediate-Term Corporate Bond ETF (Formerly iShares Intermediate Credit Bond ETF), iShares Long-Term Corporate Bond ETF (Formerly iShares 10+ Year Credit Bond ETF), iShares MBS ETF, iShares National Muni Bond ETF, iShares New York Muni Bond ETF, iShares Short Treasury Bond ETF, iShares Short-Term Corporate Bond ETF (Formerly iShares 1-3 Year Credit Bond ETF) and iShares Short-Term National Muni Bond ETF;

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.

The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)

Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)

Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.

The registrant’s other certifying officer(s) and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)

All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date:	April 29, 2019	/s/ Neal Andrews	Treasurer and Chief Financial Officer (Principal Financial Officer)

		Neal Andrews [Signature]	[Title]